Exhibit 10.12.2

AGREEMENT No. 1 TO AMEND FINANCING AGREEMENT, GUARANTY AGREEMENT, AND ISSUE A WAIVER

                                Dated as of February 16, 2007
THIS AGREEMENT No.1 TO AMEND FINANCING AGREEMENT, GUARANTY AGREEMENT, AND ISSUE A WAIVER ("Amendment Agreement") is made and entered into by and among the UNITED STATES OF AMERICA, represented by the SECRETARY OF TRANSPORTATION acting through Administrator of FEDERAL RAILROAD ADMINISTRATION ("Administrator" or "Lender"), KANSAS CITY SOUTHERN, a Delaware corporation ("KCS"), MEXRAIL, INC., a Delaware corporation ("Guarantor"), and THE TEXAS MEXICAN RAILWAY COMPANY, a corporation organized and existing under the laws of the State of Texas ("Borrower").
RECITALS:
WHEREAS: Lender and Borrower have entered into that certain Financing Agreement dated June 28, 2005 (as amended, restated, supplemented or otherwise modified, the "Financing Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Financing Agreement);
WHEREAS: Guarantor entered into that certain Guaranty in favor of Lender dated June 28, 2005, pursuant to the terms of which Guarantor provided a limited guaranty of those loans set forth in that certain Financing Agreement (as amended, restated, supplemented or otherwise modified, the "Mexrail Guaranty");
WHEREAS: Borrower has requested that Lender agree to amend the Financing Agreement and the Mexrail Guaranty as set forth herein;
WHEREAS: Borrower is a wholly-owned subsidiary of KCS;
WHEREAS: To induce Lender to agree to amend the Financing Agreement and the Mexrail Guaranty as set forth herein, KCS has agreed to execute and deliver to Lender a limited Guaranty of the Indebtedness (“KCS Guaranty”);
WHEREAS: Lender has agreed, subject to the terms and conditions hereinafter set forth, to amend the Financing Agreement and the Mexrail Guaranty in certain respects as set forth below;
WHEREAS: Borrower has informed Lender that Borrower has failed to provide Lender (A) the financial reports required by Section 4.6 of the Financing Agreement, (B) the documents set forth under Section 4.12 of the Financing Agreement, (C) timely notice to Lender of such failure to provide such financial reports as required by Sections 4.14(a) and (b)(1) of the Financing Agreement and (D) a statement setting forth the actions Borrower proposes to take with respect to its failure in (C) above as required by Section 4.14(c) of the Financing Agreement (collectively, the "Borrower's Failures").
WHEREAS: Borrower has requested that the Lender agree to waive the Borrower’s Failures (the "Waiver"); and
WHEREAS: Lender has agreed, subject to the terms and conditions hereinafter set forth, to consent to the Waiver.

TexMex – Amendment No. 1 and Waiver No. 1

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

SECTION 1. Amendments of Financing Agreement.     (1) Section 1.1 of the Financing Agreement is hereby amended by adding the following:
"(v) ‘KCS’ means Kansas City Southern, a Delaware corporation.
(w)    ‘KCS Guaranty’ means the Guaranty of the Indebtedness executed and delivered to the Administrator by KCS."
    (2) Section 4.6(a)(i) is hereby deleted in its entirety and the following amended Section     4.6(a)(i) is inserted in lieu thereof:
"(i)    (A) a pro forma profit and loss statement and a pro forma balance sheet of Borrower as of the end of such calendar year, prepared by Borrower detailing the pro forma results of operations and financial condition of Borrower as of the end of such calendar year, and (B) a profit and loss statement, balance sheet, and statement of cash flows of KCS as of the end of such calendar year, audited and certified (whether or not unqualified, except that it shall not be qualified by scope) by KCS's independent certified public accounting firm, detailing the results of operations and financial condition of KCS as of the end of such calendar year;"
(3)Section 4.6(c) is hereby deleted in its entirety and the following new Section 4.6(c) is inserted in lieu thereof:
"(c)    deliver to Administrator within forty-five (45) days after the end of each quarter (other than the fourth quarter), (i) pro forma financial statements of Borrower, including a pro forma profit and loss statement and pro forma balance sheet of Borrower as of the end of such calendar quarter, and (ii) an unaudited profit and loss statement, balance sheet, and statement of cash flows of KCS as of the end of such calendar quarter."
(4)Section 6.1 of the Financing Agreement is hereby amended by inserting the following new Section 6.1(h) therein:
"(h)    Any misrepresentation made by KCS, or failure by KCS to perform or observe any covenant or agreement under the KCS Guaranty."
SECTION 2. Waiver to Financing Agreement. Lender does hereby waive the Events of Default that have occurred as a result of Borrower's Failures as of the date hereof.
SECTION 3. Amendment of the Mexrail Guaranty. Section 2 of the Mexrail Guaranty is hereby deleted in its entirety and the following new Section 2 is hereby inserted in lieu thereof:
"2.    [Intentionally omitted.]"

TexMex – Amendment No. 1 and Waiver No.1

SECTION 5. KCS Guaranty. KCS shall implement its guaranty by executing the KCS Agreement dated as of the date hereof, in the form attached hereto.

SECTION 6. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement or to the KCS Guaranty by telecopier or electronic mail in “Portable Document Format” (PDF) shall be effective as delivery of an original executed counterpart of this Amendment Agreement or the KCS Guaranty, as the case may be.
The Financing Agreement and the Notes, as specifically amended by this Amendment Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
The execution, delivery and effectiveness of this Amendment Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of any of the Financing Agreement.
SECTION 7. Governing Law. This Amendment Agreement has been delivered in the District of Columbia and shall be construed in accordance with and governed by Federal law where applicable and otherwise by the laws of the District of Columbia.
SECTION 8. Entire Agreement; Modification. This Amendment Agreement embodies the entire agreement and understanding between Borrower and Administrator and supersedes all prior agreements and understandings relative to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement on the date first entered above.

ATTEST:                    FEDERAL RAILROAD ADMINISTRATOR
[Illegible]                    By:     /s/ Joseph H. Boardman
                        Name:     Joseph H. Boardman
                        Title:     Administrator

TexMex – Amendment No. 1 and Waiver No.1

ATTEST:                    THE TEXAS MEXICAN RAILWAY COMPANY
/s/ Brian P. Banks                By:     /s/ Michael R. Haverty
                        Name: Michael R. Haverty
                        Title: Chairman

ATTEST:                    MEXRAIL, INC.
/s/ Brian P. Banks                By:     /s/ Michael R. Haverty
                        Name: Michael R. Haverty
                        Title: Chairman

ATTEST:                    KANSAS CITY SOUTHERN
/s/ Brian P Banks                By:     /s/ Michael R. Haverty
                        Name: Michael R. Haverty
                        Title: Chairman and Chief Executive Officer

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TexMex – Amendment No. 1 and Waiver No.1